Exhibit 10.1

FOURTEENTH AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT
This FOURTEENTH AMENDMENT dated as of December 29, 2015 (this "Amendment"), to that certain NINTH AMENDED AND RESTATED CREDIT AGREEMENT, as amended (as so amended, the "Credit Agreement"), dated as of December 31, 2003, is among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), GULF ISLAND, L.L.C., a Louisiana limited liability company, DOLPHIN SERVICES, L.L.C., a Louisiana limited liability company and successor by merger to Dolphin Services, Inc., SOUTHPORT, L.L.C., a Louisiana limited liability company and successor by merger to Southport, Inc., GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company, GULF MARINE FABRICATORS, L.P. (formerly G.M. FABRICATORS, L.P. and NEW VISION L.P.), a Texas limited partnership, GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., (formerly NEW VISION GENERAL PARTNER, L.L.C.), a Louisiana limited liability company, GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C. (formerly NEW VISION LIMITED PARTNER, L.L.C.), a Louisiana limited liability company, GULF ISLAND MARINE FABRICATORS, L.L.C., a Louisiana limited liability company, and DOLPHIN STEEL SALES, L.L.C., a Louisiana limited liability company, as Guarantors, WHITNEY BANK, a Louisiana state chartered bank (formerly known as Hancock Bank of Louisiana, successor by merger to Whitney National Bank) ("Whitney"), and JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, N.A., Chicago) in its individual capacity ("JPMorgan") (Whitney and JPMorgan, each a "Lender" and collectively the "Lenders") and JPMorgan, as Agent and LC Issuer.
WHEREAS, the Borrower has requested that the Lenders extend the Facility Termination Date under the Credit Agreement; and
WHEREAS, the Lenders are agreeable thereto, on the terms and conditions set forth herein;
NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement, all on the terms and conditions hereof and do hereby agree as follows:
1.    Unless otherwise defined herein, all defined terms used in this Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.
2.    The Credit Agreement is hereby amended by amending and restating the definition of "Facility Termination Date" to read in its entirety as follows;
"Facility Termination Date" means February 29, 2016 or any later date as may be specified as the Facility Termination Date in any amendment to this Agreement or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.
3.    Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the

Borrower and the Guarantors contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower and the Guarantors hereby restate and reaffirm each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.
4.    Borrower and each Guarantor acknowledge and agree that this Amendment shall not be considered a novation or a new contract. Borrower and each Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.
5.    Borrower and each Guarantor that has executed or is executing any mortgage, security agreement, pledge, or other security device as security for the obligations under the Credit Agreement hereby acknowledges and affirms that such security remains in effect for the Obligations. Further, Borrower and each Guarantor agree to execute such amendments, modifications, and additions as may be requested by Agent from time to time.
6.    Borrower agrees to pay to Agent within ten (10) days of receipt of invoices therefor, in immediately available funds, all of the internal and external costs and expenses incurred by Agent in connection with this Amendment, including, without limitation, inside and outside attorneys, processing, documentation, title, filing, recording costs, expenses (including but not limited to, appraisal expenses), and fees.
7.    This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
8.     THIS AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, the LC Issuer and the Agent have executed this as of the date first above written.
BORROWER:

GULF ISLAND FABRICATION, INC.

By: /s/ Jeffrey Favret
Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
    Secretary and Treasurer

GUARANTORS:

GULF ISLAND, L.L.C.

By Gulf Island Fabrication, Inc., its sole member

By:    /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
    Secretary and Treasurer

DOLPHIN SERVICES, L.L.C.,
successor by merger to Dolphin Services, Inc.

By Gulf Island Fabrication, Inc., its Manager

By:    /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

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GUARANTORS: (cont’d)

SOUTHPORT, L.L.C.

By Gulf Island, L.L.C., its sole member

By Gulf Island Fabrication, Inc., its sole
member

By:    /s/ Jeffrey Favret
Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
    Secretary and Treasurer

GULF ISLAND MINDOC COMPANY, L.L.C.

By Gulf Island Fabrication, Inc., its Manager

By:        /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

GULF MARINE FABRICATORS, L.P.
(formerly G.M. FABRICATORS, L.P. and NEW VISION, L.P.)

By Gulf Marine Fabricators General Partner,
L.L.C., its General Partner

By:        /s/ Jeffrey Favret
Name: Jeffrey Favret
Title: Manager

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GUARANTORS: (cont’d)

GULF MARINE FABRICATORS GENERAL
PARTNER, L.L.C.
(Formerly NEW VISION GENERAL PARTNER, L.L.C.)

By:        /s/ Jeffrey Favret
Name: Jeffrey Favret
Title: Manager

GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C.
(Formerly NEW VISION LIMITED PARTNER, L.L.C.)

By Gulf Island Fabrication, Inc., its Manager

By:        /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

GULF ISLAND MARINE FABRICATORS, L.L.C.

By Gulf Island Fabrication, Inc., its sole member

By:        /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

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GUARANTORS: (cont’d)

DOLPHIN STEEL SALES, L.L.C.

By Gulf Island Fabrication, Inc., its Manager

By:        /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
        Secretary and Treasurer

GULF ISLAND SHIPYARDS, LLC

By Gulf Island Fabrication, Inc., its sole member

By:        /s/ Jeffrey Favret
    Name:    Jeffrey Favret
Title:    Executive Vice President, CFO,
    Secretary and Treasurer

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LENDERS:

Commitment: $40,000,000.00        JPMORGAN CHASE BANK, N.A.,
Successor by merger to Bank One, NA, Chicago, Individually, as LC Issuer, and as Agent

By:    /s/ Donald Hunt
Donald Hunt, Officer

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LENDERS: (cont'd)

Commitment: $40,000,000.00        WHITNEY BANK

By:    /s/ Josh J. Jones
Josh J. Jones
Area President South Central Region